SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.      )

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☐	Preliminary Proxy Statement
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☐	Soliciting Material Pursuant to Sec. 240.14a-12

The Gabelli Convertible and Income Securities Fund Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

One Corporate Center
Rye, New York 10580-1422
(914) 921-5070

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 22, 2023

To the Stockholders of

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

Notice is hereby given that the Annual Meeting of Stockholders of The Gabelli Convertible and Income Securities Fund Inc., a Maryland corporation (the “Fund”), will be held on Monday, May 22, 2023, at 8:30 a.m., ET, at Indian Harbor Yacht Club, 710 Steamboat Road, Greenwich, Connecticut, 06830 and virtually by Internet webcast (the “Meeting”), and at any adjournments or postponements thereof for the following purposes:

1.	To elect four (4) Directors of the Fund, three (3) Directors to be elected by the holders of the Fund’s common stock and holders of its 5.20% Series G Cumulative Preferred Stock (“Preferred Stock”), voting together as a single class, and one (1) Director to be elected by the holders of the Fund’s Preferred Stock, voting as a separate class; and
2.	To consider and vote upon such other matters, including adjournments, as may properly come before said Meeting or any adjournments thereof.

These items are discussed in greater detail in the attached Proxy Statement.

We are conducting a “hybrid” meeting - you may attend in person or virtually. Whether or not you plan to attend the Meeting in person, stockholders must register in advance by submitting the required information to the Fund at: http://Gabelli.com/CEFAnnualMeeting. Following registration, a stockholder will be provided with instructions regarding how to access the virtual Meeting, including the link for the Meeting.

Requests for registration must be received no later than 5:00 p.m., ET, on May 21, 2023. Stockholders will receive an email confirming their registration and providing instructions for participating in the Meeting. Any questions should be directed to CEFProxy@gabelli.com.

The close of business on March 28, 2023, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WE ENCOURAGE YOU TO VOTE YOUR PROXY IN ADVANCE OF THE MEETING, EVEN IF YOU PLAN TO ATTEND THE MEETING. STOCKHOLDERS MAY AUTHORIZE THEIR PROXY BY TELEPHONE OR THE INTERNET. ALTERNATIVELY, STOCKHOLDERS MAY SUBMIT VOTING INSTRUCTIONS BY SIGNING AND DATING THE PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.

By Order of the Board of Directors,

PETER GOLDSTEIN
Secretary

April 12, 2023

INSTRUCTIONS FOR SIGNING PROXY CARDS TO BE RETURNED BY MAIL

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to properly sign your proxy card.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.
2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.
3.	All Other Accounts: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration. For example:
Registration		Valid Signature

Corporate Accounts
(1)	ABC Corp.	ABC Corp., John Doe, Treasurer
(2)	ABC Corp.	John Doe, Treasurer
(3)	ABC Corp.
	c/o John Doe, Treasurer	John Doe
(4)	ABC Corp., Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1)	ABC Trust	Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee
	u/t/d 12/28/78	Jane B. Doe

Custodian or Estate Accounts
(1)	John B. Smith, Cust.
	f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2)	John B. Smith, Executor
	Estate of Jane Smith	John B. Smith, Executor

INSTRUCTIONS FOR TELEPHONE/INTERNET VOTING

Instructions for authorizing your proxy to vote your shares by telephone or Internet are included with the Notice of Internet Availability of Proxy Materials and the proxy card.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

ANNUAL MEETING OF STOCKHOLDERS
May 22, 2023

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board,” the members of which are referred to as “Directors”) of The Gabelli Convertible and Income Securities Fund Inc., a Maryland corporation (the “Fund”), for use at the Annual Meeting of Stockholders of the Fund to be held on Monday, May 22, 2023, at 8:30 a.m., ET, at Indian Harbor Yacht Club, 710 Steamboat Road, Greenwich, Connecticut, 06830 and virtually by Internet webcast (the “Meeting”), and at any adjournments or postponements thereof. A Notice of Internet Availability of Proxy Materials will first be mailed to stockholders on or about April 12, 2023.

We are conducting a “hybrid” meeting - you may attend in person or virtually. Whether or not you plan to attend the Meeting in person, stockholders must register in advance by submitting the required information to the Fund at: http://Gabelli.com/CEFAnnualMeeting. Following registration, a stockholder will be provided with instructions regarding how to access the virtual Meeting, including the link for the Meeting.

Requests for registration must be received no later than 5:00 p.m., ET, on May 21, 2023. Stockholders will receive an email confirming their registration and providing instructions for participating in the Meeting. Any questions should be directed to CEFProxy@gabelli.com.

In addition to the solicitation of proxies by mail, officers of the Fund and officers and regular employees of Computershare Trust Company, N.A. (“Computershare”), the Fund’s transfer agent, and affiliates of Computershare or other representatives of the Fund may also solicit proxies by telephone, Internet, or in person. In addition, the Fund has retained Morrow Sodali LLC to assist in the solicitation of proxies for an estimated fee of $1,000 plus reimbursement of expenses. The Fund will pay the costs of the proxy solicitation and the expenses incurred in connection with preparing, printing, and mailing the Notice of Internet Availability of Proxy Materials and/or Proxy Statement and its enclosures. If requested, the Fund will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of its shares.

The Fund’s most recent annual report, including audited financial statements for the fiscal year ended December 31, 2022, is available upon request, without charge, by writing to the Secretary of the Fund, One Corporate Center, Rye, New York 10580-1422, calling the Fund at 800-422-3554, or via the Internet at www.gabelli.com.

If the proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted “FOR” the election of the nominees as Directors as described in this Proxy Statement, unless instructions to the contrary are marked thereon, and at the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting. Any stockholder who has submitted a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares or by submitting a letter of revocation or a later dated proxy to the Fund at the above address prior to the date of the Meeting.

A “quorum” is required in order to transact business at the Meeting. A quorum of stockholders is constituted by the presence or representation by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. In the event a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the chairperson of the Meeting may propose one or more adjournments of such Meeting to permit further solicitation of proxies. If a quorum is present, a stockholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote “FOR” any proposal in favor of such adjournment and will vote those proxies required to be voted “AGAINST” any proposal against any such adjournment. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned meeting must take place not more than 120 days after the record date. At such adjourned meeting, any business may be transacted which might have been transacted at the original Meeting. The Fund may

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postpone or cancel a meeting of shareholders, and if it does the Fund will make a public announcement of such postponement or cancellation prior to the meeting. The postponed meeting may not be held more than 120 days after the initial record date.

The close of business on March 28, 2023, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and all adjournments or postponements thereof.

The Fund has two classes of capital stock outstanding: common stock, par value $0.001 per share (“Common Stock”), and 5.20% Series G Cumulative Preferred Stock, par value $0.001 per share (“Preferred Stock”). The holders of the Common Stock and Preferred Stock are each entitled to one vote for each full share held. See “Additional Information—Maryland Control Share Acquisition Act” for a discussion of the ability of holders of Common Stock that are “control shares” to vote such shares. On the record date, there were 19,282,478 shares of Common Stock, and 1,500,000 shares of Preferred Stock, outstanding.

Set forth below is information as to those stockholders to the Fund’s knowledge that beneficially own 5% or more of a class of the Fund’s outstanding voting securities as of the record date.

Name and Address of Beneficial Owner(s)	Title of Class	Amount of Shares and Nature of Ownership	Percent of Class
GAMCO Investors, Inc. and affiliates One Corporate Center Rye, NY 10580-1422	Common	1,954,169 (beneficial)*	10.1%
Regina Pitaro One Corporate Center Rye, NY 10580	Preferred	570,000	38.0%
GAMCO Investors, Inc. and affiliates One Corporate Center Rye, NY 10580-1422	Preferred	550,000**	36.7%
Sheila Ellice Shafran Living Trust Boca Raton, FL 33432	Preferred	150,000	10.0%

*	The shares reported are comprised of 489,169 shares of Common Stock owned by Mario J. Gabelli; 1,110,000 shares owned by GGCP, Inc. (GGCP), of which Mr. Gabelli is the Chief Executive Officer, a director, and the controlling shareholder; 337,425 shares owned by Associated Capital Group, Inc. (ACG), of which Mr. Gabelli is the Executive Chair and controlling shareholder; and 17,575 shares owned by Gabelli & Company Investment Advisers, Inc. (GCIA), a majority owned subsidiary of Associated Capital Group, Inc. Mr. Gabelli has less than a 100% interest in each of these entities and disclaims beneficial ownership of the shares owned by these entities which are in excess of his indirect pecuniary interest.
**	The shares reported are comprised of 150,000 shares of Preferred Stock owned by GAMCO Investors, Inc. (GAMCO), of which Mr. Gabelli is the Chairman, Chief Executive Officer, and controlling shareholder; 200,000 shares of Preferred Stock owned by Associated Capital Group, Inc. (ACG), of which Mr. Gabelli is the Executive Chair and controlling shareholder; 100,000 shares of Preferred Stock owned by Gabelli Foundation Inc.; and 100,000 shares of Preferred Stock owned by GAMCO Asset Management Inc. Mr. Gabelli has less than a 100% interest in each of these entities and disclaims beneficial ownership of the shares owned by these entities which are in excess of his indirect pecuniary interest.

SUMMARY OF VOTING RIGHTS ON PROXY PROPOSALS

Proposal	Common Stockholders	Preferred Stockholders

Election of Directors	Common and Preferred Stockholders, voting together as a single class, vote to elect three Directors: Vincent D. Enright, Anthonie C. van Ekris, and Salvatore J. Zizza

Common and Preferred Stockholders, voting together as a single class, vote to elect three Directors:
Vincent D. Enright,
Anthonie C. van Ekris, and
Salvatore J. Zizza

Preferred Stockholders, voting as a separate class, vote to elect one Director:
Anthony S. Colavita

Other Business	Common and Preferred Stockholders, voting together as a single class
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PROPOSAL: TO ELECT FOUR (4) DIRECTORS OF THE FUND

Nominees for the Board of Directors

The Board consists of thirteen Directors, eleven of whom are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)). The Fund divides the Board into three classes, each class having a term of three years. Each year, the term of office of one class will expire. Anthony S. Colavita, Vincent D. Enright, Anthonie C. van Ekris, and Salvatore J. Zizza have each been nominated by the Board for election to serve for a three year term to expire at the Fund’s 2026 Annual Meeting of Stockholders or until their successors are duly elected and qualify. E. Val Cerutti has served as a Director of the Fund since the June 5, 1989 organizational meeting of the Fund. Salvatore J. Zizza became a Director of the Fund on April 24, 1991, Anthonie C. van Ekris became a Director of the Fund on February 11, 1992, Werner J. Roeder became a Director of the Fund on August 15, 2001, Thomas H. Dinsmore and Daniel D. Harding became Directors of the Fund on November 18, 2015, Vincent D. Enright and Kuni Nakamura became Directors of the Fund on August 17, 2016, Leslie F. Foley became a Director of the Fund on February 23, 2017, John Birch and Michael J. Melarkey became Directors of the Fund on February 22, 2018, Anthony S. Colavita became a Director of the Fund on May 16, 2018, and Agnes Mullady became a Director of the Fund on March 25, 2021. All of the Directors of the Fund are also directors or trustees of other investment companies for which Gabelli Funds, LLC (the “Adviser”) or its affiliates serve as investment adviser, with the exception of Thomas H. Dinsmore, who only serves as Director of this Fund. The classes of Directors are indicated below:

Nominees to Serve Until 2026 Annual Meeting of Stockholders

Anthony S. Colavita

Vincent D. Enright

Anthonie C. van Ekris

Salvatore J. Zizza

Directors Serving Until 2025 Annual Meeting of Stockholders

Thomas H. Dinsmore

Daniel D. Harding

Agnes Mullady

Werner J. Roeder

Directors Serving Until 2024 Annual Meeting of Stockholders

John Birch

E. Val Cerutti

Leslie F. Foley

Michael J. Melarkey

Kuni Nakamura

Under the Fund’s Articles of Amendment and Restatement, Articles Supplementary, and the 1940 Act, holders of the Fund’s outstanding Preferred Stock, voting as a separate class, are entitled to elect two Directors, and holders of the Fund’s outstanding Common Stock and Preferred Stock, voting together as a single class, are entitled to elect the remaining Directors. The holders of the Fund’s outstanding Preferred Stock would be entitled to elect the minimum number of additional Directors that would represent a majority of the Directors in the event that dividends on the Fund’s Preferred Stock become in arrears for two full years and until all arrearages are eliminated. No dividend arrearages exist as of the date of this Proxy Statement. Mr. Colavita and Dr. Roeder are currently the Directors elected solely by the holders of the Fund’s Preferred Stock. Dr. Roeder’s term as a Director is scheduled to expire at the Fund’s 2025 Annual Meeting of Stockholders. Therefore, he is not standing for election at this Meeting. A quorum of the Preferred Stockholders must be present in person or by proxy at the Meeting in order for the proposal to elect Mr. Colavita to be considered.

Unless instructions are provided to the contrary, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of the nominees named above. Each nominee has indicated that he or she has consented to serve as a Director if elected at the Meeting. If, however, a designated nominee declines or otherwise becomes unavailable for election, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees. Each nominee is qualified to serve as a Director under the Fund’s governing documents.

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Information about Directors and Officers

Set forth in the table below are the existing Directors, including those Directors who are not considered to be “interested persons,” as defined in the 1940 Act (the “Independent Directors”), four of whom are nominated for re-election to the Board of the Fund, and officers of the Fund, including information relating to their respective positions held with the Fund, a brief statement of their principal occupations, and, in the case of the Directors, their other directorships during the past five years (excluding other funds managed by the Adviser), if any.

Name, Position(s), Address(1) and Year of Birth	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director	Number of Portfolios in Fund Complex(3) Overseen by Director
INTERESTED DIRECTORS(4):

Thomas H. Dinsmore Director 1953	Since 2015**	Portfolio Manager for Gabelli Funds, LLC; Former Chairman and Chief Executive Officer of the Bancroft Fund Ltd. and the Ellsworth Growth and Income Fund Ltd. (1996-2015)	—	1
Agnes Mullady Director 1958	Since 2021**	Senior Vice President of GAMCO Investors, Inc. (2008-2019); Executive Vice President of Associated Capital Group, Inc. (November 2016-2019); President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC (2010-2019); Vice President of Gabelli Funds, LLC (2006-2019); Chief Executive Officer of G.distributors, LLC (2011-2019); and an officer of all of the Gabelli/GAMCO/Teton Funds (2006-2019)	—	14
INDEPENDENT DIRECTORS/NOMINEES(5):
John Birch(7) Director 1950	Since 2018***	Partner, The Cardinal Partners Global; Chief Operating Officer of Sentinel Asset Management and Chief Financial Officer and Chief Risk Officer of Sentinel Group Funds (2005-2015)	—	9
E. Val Cerutti Director 1939	Since 1989***	Chief Executive Officer of Cerutti Consultants, Inc.	Director of The LGL Group, Inc. (diversified manufacturing) (1990-2009)	7
Anthony S. Colavita(6)(7) Director 1961	Since 2018*	Attorney, Anthony S. Colavita, P.C.; Supervisor, Town of Eastchester, NY	—	23
Vincent D. Enright Director 1943	Since 2016*	Former Senior Vice President and Chief Financial Officer of KeySpan Corp. (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) (2008-2014); Director of The LGL Group, Inc. (diversified manufacturing) (2011-2014)	17
Leslie F. Foley(7) Director 1968	Since 2017***	Attorney; Serves on the Board of the Addison Gallery of American Art at Phillips Academy Andover; Vice President, Global Ethics & Compliance and Associate General Counsel for News Corporation (2008-2010)	—	16
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Name, Position(s), Address(1) and Year of Birth	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director	Number of Portfolios in Fund Complex(3) Overseen by Director

Daniel D. Harding Director 1952	Since 2015**	Managing General Partner of the Global Equity Income Fund (private investment fund); Director of Reef Consulting & Investment (private equity firm); former Director of TRC (private asset management); former General Partner of Latitude Capital Partners, LLC (private investment)	Atlantic Health Systems, Ocean Reef Community Foundation and Ocean Reef Medical Center Foundation	3
Michael J. Melarkey Director 1949	Since 2018***	Of Counsel in the law firm of McDonald Carano Wilson LLP; Partner in the law firm of Avansino, Melarkey, Knobel, Mulligan & McKensie (1980-2015)	Chairman of Southwest Gas Corporation (natural gas utility)	24
Kuni Nakamura Director 1968	Since 2016***	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate); Trustee of Long Island University Board of Trustees; Trustee on Fordham Preparatory School Board of Trustees	—	37
Werner J. Roeder(6) Director 1940	Since 2001**	Retired physician; Former Vice President of Medical Affairs (Medical Director) of New York Presbyterian/Lawrence Hospital (1999-2014)	—	20
Anthonie C. van Ekris(7) Director 1934	Since 1992*	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/export company)	—	23
Salvatore J. Zizza(7)(8) Director 1945	Since 1991*	President, Zizza & Associates Corp. (private holding company); Chairman of Bergen Cove Realty Inc. (residential real estate)	Director and Chairman of Trans-Lux Corporation (business services): Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018); Retired Chairman of BAM (semiconductor and aerospace manufacturing); Director of Bion Environmental Technologies, Inc.	35

OFFICERS:

Name, Position(s), Address(1) and Year of Birth	Term of Office and Length of Time Served(9)	Principal Occupation(s) During Past Five Years
John C. Ball President, Treasurer, and Principal Financial and Accounting Officer 1976	Since 2017	Senior Vice President (since 2018) and other positions (2017-2018) of GAMCO Investors, Inc.; Chief Executive Officer, G. Distributors, LLC since 2020; Officer of registered investment companies within the Gabelli Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017
Peter Goldstein Secretary and Vice President 1953	Since 2020	General Counsel, GAMCO Investors, Inc. and Chief Legal Officer, Associated Capital Group, Inc. since 2021; General Counsel and Chief Compliance Officer, Buckingham Capital Management, Inc. (2012-2020); Chief Legal Officer and Chief Compliance Officer, The Buckingham Research Group, Inc. (2012-2020)
Richard J. Walz Chief Compliance Officer 1959	Since 2013	Chief Compliance Officer of registered investment companies within the Gabelli Fund Complex since 2013
Laurissa M. Martire Vice President and Ombudsman 1976	Since 2004	Vice President and/or Ombudsman of closed-end funds within the Gabelli Fund Complex; Senior Vice President (since January 2019) and other positions (2003-2019) of GAMCO Investors, Inc.
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Name, Position(s), Address(1) and Year of Birth	Term of Office and Length of Time Served(9)	Principal Occupation(s) During Past Five Years
Bethany A. Uhlein Vice President and Ombudsman 1990	Since 2019	Vice President and/or Ombudsman of closed-end funds within the Gabelli Fund Complex since 2017; Senior Vice President (since 2021) of GAMCO Investors, Inc.

(1)	Address: One Corporate Center, Rye, NY 10580-1422.
(2)	The Fund’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term.
(3)	The “Fund Complex” or the “Gabelli Fund Complex” includes all the U.S. registered investment companies that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers.
(4)	“Interested person” of the Fund as defined in the 1940 Act. Mr. Dinsmore is considered to be an “interested person” of the Fund because of his affiliation with the Fund’s Adviser. Ms. Mullady is considered to be an “interested person” of the Fund because of her direct or indirect beneficial interest in the Fund’s Adviser and due to a previous business or professional relationship with the Fund and the Adviser.
(5)	Directors who are not considered to be “interested persons” of the Fund as defined in the 1940 Act are considered to be “Independent” Directors. None of the Independent Directors (with the possible exceptions as described in this proxy statement) nor their family members had any interest in the Adviser or any person directly or indirectly controlling, controlled by, or under common control with the Adviser as of December 31, 2022.
(6)	Director/Nominee elected solely by holders of the Fund’s Preferred Stock.
(7)	Mr. Colavita’s father, Anthony J. Colavita, and Ms. Foley’s father, Frank J. Fahrenkopf, Jr., serve as directors of other funds in the Gabelli Fund Complex. Mr. van Ekris is an independent director of Gabelli International Ltd., Gabelli Fund LDC, GAMA Capital Opportunities Master, Ltd., and GAMCO International SICAV, Mr. Zizza is an independent director of Gabelli International Ltd., and Mr. Birch is a director of Gabelli Merger Plus+ Trust Plc, GAMCO International SICAV, Gabelli Associates Limited, and Gabelli Associates Limited II E, all of which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser.
(8)	On September 9, 2015, Mr. Zizza entered into a settlement with the Securities and Exchange Commission (the “SEC”) to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is not an affiliate of, nor has any connection to, the Fund. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegation, paid $150,000 and agreed to cease and desist committing or causing any future violations of Rule 13b2-2 of the Securities Exchange Act of 1934, as amended (the “1934 Act”). The Board has discussed this matter and has determined that it does not disqualify Mr. Zizza from serving as an Independent Director.
(9)	Includes time served in prior officer positions with the Fund. Each officer will hold office for an indefinite term until the date he or she resigns or until his or her successor is elected and qualifies.
*	Nominee to serve, if elected, until the Fund’s 2026 Annual Meeting of Stockholders or until his successor is duly elected and qualifies.
**	Term continues until the Fund’s 2025 Annual Meeting of Stockholders or until his or her successor is duly elected and qualifies.
***	Term continues until the Fund’s 2024 Annual Meeting of Stockholders or until his or her successor is duly elected and qualifies.

The Board believes that each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of other Directors lead to the conclusion that each Director should serve in such capacity. Among the attributes or skills common to all Directors are their ability to review critically and to evaluate, question and discuss information provided to them, to interact effectively with the other Directors, the Adviser, the sub-administrator, other service providers, counsel, and the Fund’s independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Directors. Each Director’s ability to perform his/her duties effectively has been attained in large part through the Director’s business, consulting, or public service positions and through experience from service as a member of the Board and one or more of the other funds in the Fund Complex, public companies, non-profit entities, or other organizations as set forth above and below. Each Director’s ability to perform his or her duties effectively also has been enhanced by education, professional training, and other experience.

Interested Directors

Thomas H. Dinsmore, CFA. Mr. Dinsmore is a portfolio manager of other funds in the Gabelli Fund Complex, including the Bancroft Fund Ltd., which he has been managing since 1996, the Ellsworth Growth and Income Fund Ltd., which he co-founded and has been managing since 1996, the Gabelli Convertible Securities SICAV and the Teton Convertible Securities Fund. From 1996 to 2015, he was Chairman and Chief Executive Officer of Dinsmore Capital Management. He was through 2016 a member of the Executive Committee of the Closed-End Fund Association and formerly served as its president. Mr. Dinsmore received a Bachelor’s degree in Economics from the Wharton School of Business at the University of Pennsylvania and an MA degree in Economics from Fairleigh Dickinson University.

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Agnes Mullady. Ms. Mullady was an officer of registered investment companies within the Fund Complex from 2006 until 2019, President and Chief Operation Officer of the Fund Division of Gabelli Funds, LLC from 2010 until 2019, Chief Executive Officer of G.distributors, LLC from 2011 until 2019, Senior Vice President of GAMCO Investors, Inc. (“GAMI”) from 2009 until 2019, Vice President of Gabelli Funds, LLC from 2006 until 2019, and Executive Vice President of Associated Capital Group, Inc. from 2016 until 2019. Prior to joining GAMI in December 2005, Ms. Mullady was a Senior Vice President at U.S. Trust Company and Treasurer and Chief Financial Officer of the Excelsior Funds from 2004 through 2005. Ms. Mullady received her MBA degree in Finance from New York Institute of Technology and her BA in Accounting from Queens College.

Independent Directors/Nominees

John Birch. Mr. Birch is a Partner of The Cardinal Partners Global, a strategic advisory firm, providing strategic advice and distribution support to international investment managers. He is a member of the Fund’s Audit Committee. Mr. Birch also serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. He is also a director of the GAMCO International SICAV and the Gabelli Merger Plus+ Trust Plc. From 2005 to 2015, Mr. Birch served as the Chief Operating Officer of Sentinel Asset Management and Chief Financial Officer, and Chief Risk Officer of the Sentinel Group Funds. His other experience includes his roles as Vice President of Transfer Agency at State Street Bank in Luxembourg; Chief Operating Officer and Senior Vice President of American Skandia Investment Services, Inc.; Chief Operating Officer and Executive Vice President (Partner) of International Fund Administration, Ltd.; Chief Administrative Officer and Senior Vice President – Mutual Funds Division and Managing Director of Gabelli Funds, Inc.; and senior roles at Kansallis Banking Group and Privatbanken A/S. Mr. Birch received his Master of Tax from Metropolitan University College (Copenhagen) and attended the Program for Management Development at the Harvard Graduate School of Business.

E. Val Cerutti. Mr. Cerutti is Chief Executive Officer of Cerutti Consultants, Inc. Mr. Cerutti is a member of the Fund’s ad hoc Proxy Voting Committee and serves on the board of other funds in the Gabelli Fund Complex. He formerly served as a director of The LGL Group, Inc., a diversified manufacturing company. Mr. Cerutti was President and Chief Operating Officer of Stella D’oro Biscuit Co., and served on the board of advisers of the Hagan School of Business of Iona College. He has served as a consultant to several venture capital groups. Mr. Cerutti has a Bachelor’s degree from Fordham University and MBA from Iona College.

Anthony S. Colavita, Esq. Mr. Colavita has been a practicing attorney with Anthony S. Colavita, P.C. since February 1988. He is Chairman of the Fund’s Nominating Committee. Mr. Colavita also serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. He has been Town Supervisor of the Town of Eastchester, New York since January 2004, with responsibilities for the review, adoption, and administration of a $35 million budget. He has also served as a board member for multiple not-for-profit corporations and was previously counsel to the New York State Senate. Additionally, Mr. Colavita was an Eastchester Town Councilman from 1998 to 2003. He has been active on the boards of several community based programs. Mr. Colavita received his Bachelor of Arts from Colgate University and his Juris Doctor from Pace University School of Law.

Vincent D. Enright. Mr. Enright is Chairman of the Fund’s Audit Committee and has been designated as the Fund’s Audit Committee Financial Expert. He is also a member of the ad hoc Pricing Committee and a member of both multi-fund ad hoc Compensation Committees. Mr. Enright serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. He was a senior executive and Chief Financial Officer of KeySpan Corp., an energy public utility, for four years. Mr. Enright is a former director of a therapeutic and diagnostic company and served as Chairman of its Compensation Committee and as a member of its Audit Committee. He is a former director of a pharmaceutical company and a diversified manufacturing company. Mr. Enright received his Bachelor’s degree from Fordham University and completed the Advanced Management Program at Harvard University.

Leslie F. Foley. Ms. Foley is an attorney currently serving on the Boards of the Addison Gallery of American Art at Phillips Academy Andover. She serves on the boards of other funds in the Gabelli Fund Complex. Ms. Foley was previously Vice President, Global Ethics & Compliance and Associate General Counsel for News Corporation. She also served in the White House Counsel’s Office as Associate Counsel to President George W. Bush. Earlier in her career, Ms. Foley served as Counsel for O’Melveny and Myers LLP; Managing Director of Fixed Income Legal at Bear, Stearns & Co. Inc.; associate at Dewey Ballantine LLP; and law clerk to Judge Diarmuid F. O’Scannlain of the

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United States Court of Appeals for the Ninth Circuit. She graduated from Yale University magna cum laude and from the University of Virginia School of Law where she was an editor of the Virginia Law Review.

Daniel D. Harding, CFA. Mr. Harding is the Managing General Partner of the Global Equity Income Fund, a private investment fund. Mr. Harding serves on the boards of other funds in the Gabelli Fund Complex. Mr. Harding is co-founder and was Chief Investment Officer of Harding Loevner Management LP, an investment advisory firm, from 1989 through 2003. Prior to founding Harding Loevner, he was a Trust Investment Officer at American National Bank and a partner and associate for the Rockefeller Family Office. He is a director of Reef Consulting & Investment, a private equity firm, and was a director of Legg Mason Investment Counsel, LLC and Chair of the Investment Committee from 2010 to 2012. Mr. Harding is engaged in numerous not for profit organizations with fiduciary responsibilities including Atlantic Health Systems, Ocean Reef Community Foundation, and the Ocean Reef Medical Center Foundation. He received his undergraduate degree from Colgate University, and is a CFA and CIC charterholder.

Michael J. Melarkey, Esq. Mr. Melarkey, after more than forty years of experience as an attorney specializing in business, estate planning, and gaming regulatory work, retired from the active practice of law and is of counsel to the firm of McDonald Carano and Wilson in Reno, Nevada. He serves on the boards of other funds in the Fund Complex and is a member of the multi-fund ad hoc Compensation Committees. He is Chairman of the Board of Southwest Gas Corporation and serves on its Nominating, Corporate Governance, and Compensation Committees. Mr. Melarkey acts as a trustee and officer for several private charitable organizations including as a trustee of The Bretzlaff Foundation and Edwin L. Wiegand Trust. He is an officer of a private oil and gas company. Mr. Melarkey received his Bachelor’s degree from the University of Nevada, Reno, Juris Doctor from the University of San Francisco School of Law, and Masters of Law in Taxation from New York University School of Law.

Kuni Nakamura. Mr. Nakamura is the president of Advanced Polymer, Inc., a chemical manufacturing company, and president of KEN Enterprises, Inc., a real estate company. He is a member of the Fund’s ad hoc Pricing Committee. Mr. Nakamura serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Mr. Nakamura was previously a board member of The LGL Group, Inc., a diversified manufacturing company. He serves on the Board of Trustees of Long Island University in Brookville, NY and the Fordham Preparatory School. He is involved in various capacities with The University of Pennsylvania and The Guiding Eyes for the Blind. Mr. Nakamura is a graduate of the University of Pennsylvania – The Wharton School with a Bachelor’s degree in Economics and Multinational Management.

Werner J. Roeder, M.D. Dr. Roeder is a retired physician with over forty-five years of experience and former Vice President of Medical Affairs (Medical Director) at New York Presbyterian/Lawrence Hospital in Bronxville, New York. As Vice President of Medical Affairs at New York Presbyterian/Lawrence Hospital, he was actively involved in personnel and financial matters concerning the hospital’s $140 million budget. He is a member of the Fund’s Nominating and ad hoc Proxy Voting Committees, and a member of both multi-fund ad hoc Compensation Committees. Dr. Roeder serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Dr. Roeder is board certified as a surgeon by The American Board of Surgery and previously served in a consulting capacity to Empire Blue Cross/Blue Shield. He obtained his Doctorate in Medicine from New York Medical College.

Anthonie C. van Ekris. Mr. van Ekris is the Lead Independent Director of the Fund. He has been the Chairman and Chief Executive Officer of BALMAC International, Inc., a global import/export company, for over twenty years. He serves on the boards of other funds in the Gabelli Fund Complex and as a director and the Chairman of the GAMCO International SICAV. Mr. van Ekris has over fifty-five years of experience as Chairman and/or Chief Executive Officer of public and private companies involved in international trading or commodity trading, and served in both of these capacities for nearly twenty years for a large public jewelry chain. Mr. van Ekris is a former director of an oil and gas operations company. He served on the boards of a number of public companies and for more than ten years on the Advisory Board of the Salvation Army of Greater New York.

Salvatore J. Zizza. Mr. Zizza is the President of Zizza & Associates Corp., a private holding company that invests in various industries. He serves or has served as Chairman to other companies involved in manufacturing, recycling, real estate, technology, and pharmaceuticals. He is a member of the Fund’s Audit, Nominating, ad hoc Proxy Voting, and ad hoc Pricing Committees, and a member of both multi-fund ad hoc Compensation Committees. Mr. Zizza serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. In addition to serving on the boards of other funds in the Fund Complex, Mr. Zizza is currently and has previously been

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a director of other public companies. He was also the President, Chief Executive Officer, and Chief Financial Officer of a large NYSE-listed construction company. Mr. Zizza received his Bachelor’s degree and MBA in Finance from St. John’s University, which awarded him an Honorary Doctorate in Commercial Sciences.

Directors – Leadership Structure and Oversight Responsibilities

Overall responsibility for general oversight of the Fund rests with the Board. The Board has appointed Mr. van Ekris as the Lead Independent Director. The Lead Independent Director presides over executive sessions of the Directors and also serves between meetings of the Board as a liaison with service providers, officers, counsel, and other Directors on a wide variety of matters including scheduling agenda items for Board meetings. Designation as such does not impose on the Lead Independent Director any obligations or standards greater than or different from other Directors. The Board has established a Nominating Committee and an Audit Committee to assist the Board in the oversight of the management and affairs of the Fund. The Board also has an ad hoc Proxy Voting Committee that exercises beneficial ownership responsibilities on behalf of the Fund in selected situations. From time to time, the Board establishes additional committees or informal working groups, such as an ad hoc Pricing Committee related to securities offerings by the Fund, to address specific matters, or assigns one of its members to work with directors or trustees of other funds in the Fund Complex on special committees or working groups that address fund complex-wide matters, such as the multi-fund ad hoc Compensation Committee relating to the compensation of the Chief Compliance Officer for all the funds in the Fund Complex and a separate multi-fund ad hoc Compensation Committee relating to the compensation of certain other officers of the closed-end funds in the Fund Complex.

All of the Fund’s Directors, other than Mr. Thomas H. Dinsmore and Ms. Agnes Mullady, are Independent Directors, and the Board believes it is able to provide effective oversight of the Fund’s service providers. In addition to providing feedback and direction during Board meetings, the Independent Directors meet regularly in executive session and chair all committees of the Board.

The Fund’s operations entail a variety of risks, including investment, administration, valuation, and a range of compliance matters. Although the Adviser, the sub-administrator, and the officers of the Fund are responsible for managing these risks on a day-to-day basis within the framework of their established risk management functions, the Board also addresses risk management of the Fund through its meetings and those of the committees and working groups. As part of its general oversight, the Board reviews with the Adviser at Board meetings the levels and types of risks being undertaken by the Fund, and the Audit Committee discusses the Fund’s risk management and controls with the independent registered public accounting firm engaged by the Fund. The Board reviews valuation policies and procedures and the valuations of specific illiquid securities. The Board also receives periodic reports from the Fund’s Chief Compliance Officer regarding compliance matters relating to the Fund and its major service providers, including results of the implementation and testing of the Fund’s and such providers’ compliance programs. The Board’s oversight function is facilitated by management reporting processes designed to provide visibility to the Board regarding the identification, assessment, and management of critical risks, and the controls and policies and procedures used to mitigate those risks. The Board reviews its role in supervising the Fund’s risk management from time to time and may make changes at its discretion at any time.

The Board has determined that its leadership structure is appropriate for the Fund because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight, and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition, and functioning, and may make changes at its discretion at any time.

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Beneficial Ownership of Shares Held in the Fund and the Family of Investment Companies for each
Director and Nominee for Election as Director

Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by each Director and nominee for election as Director and the aggregate dollar range of equity securities in the Fund Complex beneficially owned by each Director and nominee for election as Director.

Name of Director/Nominee	Dollar Range of Equity Securities Held in the Fund*(1)	Aggregate Dollar Range of Equity Securities Held in the Family of Investment Companies*(1)(2)
INTERESTED DIRECTORS:
Thomas H. Dinsmore	E	E
Agnes Mullady	B	C
INDEPENDENT DIRECTORS/NOMINEES:
John Birch	C	E
E. Val Cerutti	A	E
Anthony S. Colavita	A	A
Vincent D. Enright	A	E
Leslie F. Foley	A	B
Daniel D. Harding	E	E
Michael J. Melarkey	A	E
Kuni Nakamura	C	E
Werner J. Roeder	E	E
Anthonie C. van Ekris	B	E
Salvatore J. Zizza	E	E

*      Key to Dollar Ranges

A.       None

B.       $1 – $10,000

C.       $10,001 – $50,000

D.       $50,001 – $100,000

E.       Over $100,000

All shares were valued as of December 31, 2022.

(1)	This information has been furnished by each Director and nominee for election as Director as of December 31, 2022. “Beneficial Ownership” is determined in accordance with Rule 16a-1(a)(2) of the 1934 Act.
(2)	The term “Family of Investment Companies” includes two or more registered funds that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. Currently the registered funds that comprise the “Fund Complex” are identical to those that comprise the “Family of Investment Companies.”
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Set forth in the table below is the amount of shares beneficially owned by each Director, nominee for election as Director, and executive officer of the Fund.

Name of Director/Nominee/Officer	Amount and Nature of Beneficial Ownership(1)	Percent of Shares Outstanding(2)
INTERESTED DIRECTORS:
Thomas H. Dinsmore	0	*
	25,000 Preferred Stock	1.7%
Agnes Mullady	150	*
INDEPENDENT DIRECTORS/NOMINEES:
John Birch	8,069	*
E. Val Cerutti	0	*
Anthony S. Colavita	0	*
Vincent D. Enright	0	*
Leslie F. Foley	0	*
Daniel D. Harding	23,370	*
Michael J. Melarkey	0	*
Kuni Nakamura	9,639	*
Werner J. Roeder	105,001	*
Anthony C. van Ekris	482	*
Salvatore J. Zizza	0	*
	50,000 Preferred Stock	3.3%
EXECUTIVE OFFICERS:
John C. Ball	0	*
Peter Goldstein	0	*
Richard J. Walz	0	*

(1)	This information has been furnished by each Director, including each nominee for election as Director, and executive officer as of December 31, 2022. “Beneficial Ownership” is determined in accordance with Rule 13d-3 of the 1934 Act. Reflects ownership of Common Stock unless otherwise noted.
(2)	An asterisk indicates that the ownership amount constitutes less than 1% of the total shares outstanding. The ownership of the Directors, including nominees for election as Director, and executive officers as a group constitutes less than 1% of the total Common Stock outstanding and 5% of the total Preferred Stock outstanding.
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Set forth in the table below is the amount of interests beneficially owned by each Independent Director, nominee for election as an Independent Director or his or her family member, as applicable, in a person, other than a registered investment company, that may be deemed to be controlled by the Fund’s Adviser and/or affiliates (including Mario J. Gabelli) and in that event would be deemed to be under common control with the Fund’s Adviser.

Name of Independent Director/Nominee(1)	Name of Owner and Relationships to Director/Nominee	Company	Title of Class	Value of Interests(1)	Percent of Class(2)
Michael Melarkey	Same	PMV Consumer Acquisitions Corp.	Warrants	$11	*
Kuni Nakamura	Same	The LGL Group, Inc.	Common Stock	$7,031	*
Kuni Nakamura	Same	The LGL Group, Inc.	Warrants	$347	*
Kuni Nakamura	Same	M-Tron Industries Inc.	Common Stock	$7,595	*
Werner J. Roeder	Same	Gabelli Associates Fund II	Membership Interests	$753,665	*
Anthonie C. van Ekris	Same	LICT Corp.	Common Stock	$480,000	*
Anthonie C. van Ekris	Same	The LGL Group, Inc.	Common Stock	$8,910	*
Anthonie C. van Ekris	Same	CIBL, Inc.	Common Stock	$42,600	*
Anthonie C. van Ekris	Same	The LGL Group, Inc.	Warrants	$440	*
Anthonie C. van Ekris	Same	M-Tron Industries Inc.	Common Stock	$9,625	*
Salvatore J. Zizza	Same	Gabelli Associates Fund	Limited Partner Interests	$3,014,341	1.55%
Salvatore J. Zizza	Same	Gabelli Performance Partnership L.P.	Limited Partner Interests	$337,362	*

(1)       This information has been furnished as of December 31, 2022.

(2)       An asterisk indicates that the ownership amount constitutes less than 1% of the total interests outstanding.

The Fund pays each Independent Director and certain Interested Directors an annual retainer of $3,000 plus $750 for each Board meeting attended. Each Director who is not employed by the Adviser is reimbursed by the Fund for any out-of-pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended, the Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman receives an annual fee of $2,000, and the Lead Independent Director receives an annual fee of $1,000. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. The aggregate remuneration (excluding out-of-pocket expenses) paid by the Fund to such Directors during the fiscal year ended December 31, 2022 amounted to $82,500. During the fiscal year ended December 31, 2022, the Directors of the Fund met four times, all of which were regular quarterly Board meetings. Each Director then serving in such capacity attended at least 75% of the Board meetings and of any committee of which he or she is a member.

The Audit Committee and Audit Committee Report

The role of the Fund’s Audit Committee is to assist the Board of Directors in its oversight of (i) the quality and integrity of the Fund’s financial statement reporting process and the independent audit and reviews thereof; (ii) the Fund’s accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain of its service providers; (iii) the Fund’s compliance with legal and regulatory requirements; and (iv) the independent registered public accounting firm’s qualifications, independence, and performance. The Audit Committee also is required to prepare an audit committee report pursuant to the rules of the SEC for inclusion in the Fund’s annual proxy statement. The Audit Committee operates pursuant to the Audit Committee Charter (the “Audit Charter”) that was most recently reviewed and approved by the Board of Directors on February 15, 2023. The Audit Charter is available in the Closed-End Funds – Corporate Governance Section on the Fund’s website at www.gabelli.com.

Pursuant to the Audit Charter, the Audit Committee is responsible for conferring with the Fund’s independent registered public accounting firm, reviewing annual financial statements, approving the selection of the Fund’s independent registered public accounting firm, and overseeing the Fund’s internal controls. The Audit Charter also contains provisions relating to the pre-approval by the Audit Committee of audit and non-audit services to be provided by Tait Weller & Baker LLP (“Tait Weller”), the Fund’s independent registered public accounting firm for the fiscal year ended December 31, 2022, to the Fund and to the Adviser and certain of its affiliates. The Audit Committee advises the full Board with respect to accounting, auditing, and financial matters affecting the Fund. As set forth in the Audit Charter, management is responsible for maintaining appropriate systems for accounting and internal control, and

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the Fund’s independent registered public accounting firm is responsible for planning and carrying out proper audits and reviews. The independent registered public accounting firm is ultimately accountable to the Board of Directors and to the Audit Committee, as representatives of stockholders. The independent registered public accounting firm for the Fund reports directly to the Audit Committee.

In performing its oversight function, at a meeting held on February 13, 2023, the Audit Committee reviewed and discussed with management of the Fund and Tait Weller the audited financial statements of the Fund as of and for the fiscal year ended December 31, 2022, and the conduct of the audit of such financial statements.

In addition, the Audit Committee discussed with PricewaterhouseCoopers the accounting principles applied by the Fund and such other matters brought to the attention of the Audit Committee by PricewaterhouseCoopers as required by PCAOB auditing standards and rules. The Audit Committee also received from PricewaterhouseCoopers the written disclosures and statements required by the SEC’s independence rules, delineating relationships between PricewaterhouseCoopers and the Fund, and discussed the impact that any such relationships might have on the objectivity and independence of PricewaterhouseCoopers as the independent registered public accounting firm.

As set forth above, and as more fully set forth in the Audit Charter, the Audit Committee has significant duties and powers in its oversight role with respect to the Fund’s financial reporting procedures, internal control systems, and the independent audit process.

The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management, or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the Fund’s independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with the standards of the PCAOB or that the financial statements are presented in accordance with U.S. generally accepted accounting principles.

Based on its consideration of the audited financial statements and the discussions referred to above with management and Tait Weller, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Audit Charter and those discussed above, the Audit Committee recommended to the Fund’s Board of Directors that the Fund’s audited financial statements be included in the Fund’s Annual Report for the fiscal year ended December 31, 2022.

Submitted by the Audit Committee of the Fund’s Board of Directors

Vincent D. Enright, Chairman

John Birch

Salvatore J. Zizza

February 13, 2023

The Audit Committee met three times during the fiscal year ended December 31, 2022. The Audit Committee is composed of three of the Fund’s Independent Directors, Messrs. Enright (Chairman), Birch, and Zizza. Each member of the Audit Committee has been determined by the Board of Directors to be financially literate. Mr. Enright has been designated as the Fund’s audit committee financial expert, as defined in Items 407(d)(5)(ii) and (iii) of Regulation S-K (the “Audit Committee Financial Expert”).

Nominating Committee

The Board of Directors has a Nominating Committee composed of three of the Fund’s Independent Directors, Messrs. Colavita (Chairman) and Zizza and Dr. Roeder. The Nominating Committee met once during the fiscal year ended December 31, 2022. Each Nominating Committee member is an Independent Director as determined under guidelines of the NYSE. The Nominating Committee is responsible for identifying and recommending qualified candidates to the Board in the event that a position is vacated or created. In considering candidates submitted by stockholders, the Nominating Committee will take into consideration the needs of the Board, the qualifications of the candidate, and the interests of stockholders.

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The Nominating Committee believes that the minimum qualifications for serving as a Director of the Fund are that the individual demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board of Directors’ oversight of the business and affairs of the Fund and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Nominating Committee examines a candidate’s specific experiences and skills, time availability in light of other commitments, potential conflicts of interest, and independence from management and the Fund. The Fund has adopted specific Director qualification requirements that can be found in the Fund’s Bylaws and are applicable to all individuals who may be nominated, elected, appointed, qualified or seated to serve as Directors. The qualification requirements include: (i) age limits (at least 21 years of age and such maximum age as the Directors may in the future determine); (ii) prohibitions regarding any legal disability; (iii) limits on service on other boards; (iv) restrictions on relationships with investment advisers other than the Fund’s adviser; and (v) character and fitness requirements. Additionally, each Independent Director must not be an “interested person” of the Fund as defined under Section 2(a)(19) of the 1940 Act and may not be or have certain relationships with a stockholder beneficially owning five percent or more of the Fund’s outstanding shares or specified levels of interest in registered investment companies. The Fund’s Bylaws also provide that a majority of the Directors then in office may determine by resolution that a failure to satisfy a particular qualification requirement will not present undue conflicts or impede the ability of the candidate to discharge the duties of a Director or the free flow of information among Directors or between the Fund’s adviser and the Board. Reference is made to the Fund’s Bylaws for more details.

The Nominating Committee also considers the overall composition of the Board, bearing in mind the benefits that may be derived from having members who have a variety of experiences, qualifications, attributes, or skills useful in overseeing a publicly traded, highly regulated entity such as the Fund. The Directors have not determined a maximum age. The Nominating Committee does not have a formal policy regarding the consideration of diversity in identifying director candidates. For a discussion of experiences, qualifications, attributes, or skills supporting the appropriateness of each Director’s service on the Fund’s Board, see the biographical information of the Directors above in the section entitled “Information about Directors and Officers.”

The Board of Directors adopted a Nominating Committee charter on May 12, 2004, and amended the charter on November 17, 2004. The charter is available in the Closed-End Funds – Corporate Goverance Section on the Fund’s website at www.gabelli.com.

Other Board Related Matters

The Board of Directors has established the following procedures in order to facilitate communications among the Board and the stockholders of the Fund and other interested parties.

Receipt of Communications

Stockholders and other interested parties may contact the Board or any member of the Board by mail or electronically. To communicate with the Board or any member of the Board, correspondence should be addressed to the Board or the Board member(s) with whom you wish to communicate either by name or title. All such correspondence should be sent to The Gabelli Convertible and Income Securities Fund Inc., c/o Gabelli Funds, LLC, One Corporate Center, Rye, NY 10580-1422. To communicate with the Board electronically, stockholders may go to the corporate website at www.gabelli.com under the heading “Contact Us/Contact Information/Email/Board of Directors (Gabelli Closed-End Funds)”.

Forwarding the Communications

All communications received will be opened by the office of the General Counsel of the Adviser for the sole purpose of determining whether the contents represent a message to one or more Directors. The office of the General Counsel will forward promptly to the addressee(s) any contents that relate to the Fund and that are not in the nature of advertising, promotions of a product or service, or patently offensive or otherwise objectionable material. In the case of communications to the Board of Directors or any committee or group of members of the Board, the General Counsel’s office will make sufficient copies of the contents to send to each Director who is a member of the group or committee to which the envelope or e-mail is addressed.

The Fund does not expect Directors or nominees for election as Director to attend the Meeting. No Director or nominee for election as Director attended the Fund’s annual meeting of stockholders held on May 9, 2022.

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The following table sets forth certain information regarding the compensation of the Directors by the Fund and officers, if any, who were compensated by the Fund rather than the Adviser for the year ended December 31, 2022.

COMPENSATION TABLE
FOR THE FISCAL YEAR ENDED DECEMBER 31, 2022

Name of Person and Position	Aggregate Compensation from the Fund	Aggregate Compensation from the Fund and Fund Complex Paid to Directors*
INTERESTED DIRECTORS:
Thomas H. Dinsmore
Director	$0	$0 (1)
Agnes Mullady
Director	$6,000	$132,500 (13)
INDEPENDENT DIRECTORS/NOMINEES:
John Birch
Director	$7,000	$40,000 (8)
E. Val Cerutti
Director	$6,000	$33,000 (7)
Anthony S. Colavita
Director	$8,500	$168,000 (22)
Vincent D. Enright
Director	$10,000	$217,500 (17)
Leslie F. Foley
Director	$6,000	$93,000 (15)
Daniel D. Harding
Director	$6,000	$38,000 (3)
Michael J. Melarkey
Director	$6,000	$193,500 (23)
Kuni Nakamura
Director	$6,000	$351,125 (36)
Werner J. Roeder
Director	$6,500	$160,500 (20)
Anthonie C. van Ekris
Director	$7,000	$214,500 (23)
Salvatore J. Zizza
Director	$7,500	$323,000 (34)

*	Represents the total compensation paid to such persons during the fiscal year ended December 31, 2022, by investment companies (including the Fund) or portfolios that are part of the Fund Complex. The number in parentheses represents the number of such investment companies and portfolios.

Required Vote

The election of each of the listed nominees for Director of the Fund requires the affirmative vote of the holders of a plurality of the applicable class or classes of shares of the Fund present or represented by proxy at the Meeting, provided a quorum is present. A “plurality” vote means that the nominees who receive the largest number of votes cast (even if they receive less than a majority) will be elected as directors. Since the nominees are running unopposed, each nominee only needs one vote to be elected if there is a quorum present at the Meeting.

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH APPLICABLE NOMINEE.

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ADDITIONAL INFORMATION

Independent Registered Public Accounting Firm

Recent Change in Auditor

Effective August 17, 2022, the Board, including a majority of the Independent Trustees, upon recommendation and approval of the Audit Committee, dismissed PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) as the Fund’s independent registered public accounting firm and appointed Tait Weller to serve in this role for the fiscal year ending December 31, 2022.

PricewaterhouseCooper’s report on the financial statements of the Fund for the fiscal year ended December 31, 2021 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principle.

During the fiscal year ended December 31, 2021 and the subsequent interim period through August 17, 2022, there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) with PricewaterhouseCooper on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCooper, would have caused PricewaterhouseCooper to make reference to the subject matter of the disagreements in connection with their reports on the Fund’s financial statements for such fiscal years.

During the fiscal year ended December 31, 2021 and the subsequent interim period through August 17, 2022, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Fund provided PricewaterhouseCooper with a copy of the foregoing disclosure in accordance with the requirements of Instruction 2 to Item 304 of Regulation S-K. PricewaterhouseCooper did not indicate that it believed the foregoing disclosure was incorrect or incomplete.

During the fiscal year ended December 31, 2021 and the subsequent interim period prior to engaging Tait Weller, neither the Fund, nor anyone on its behalf, consulted with Tait Weller with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might have been rendered on the Fund’s financial statements, and no written report or oral advice was provided that Tait Weller concluded was an important factor considered by the Fund in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

Tait Weller, 50 South 16th Street, Suite 2900, Philadelphia, PA 19102, has been selected to serve as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2023. Tait Weller acted as the Fund’s independent registered public accounting firm for the fiscal year ended December 31, 2022. The Fund knows of no direct financial or material indirect financial interest of Tait Weller in the Fund. A representative of Tait Weller will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

Set forth in the table below are audit fees and non-audit related fees billed to the Fund by PricewaterhouseCoopers and Tait Weller for professional services received during and for the fiscal years ended December 31, 2021 and 2022, respectively.

Fiscal Year Ended December 31	Audit Fees	Audit Related Fees	Tax Fees*	All Other Fees
2021	$39,348	—	$5,020	$7,500
2022	$24,000	—	$3,500	—

*	“Tax Fees” are those fees billed by PricewaterhouseCoopers and Tait Weller in connection with tax compliance services, including primarily the review of the Fund’s income tax returns.
16

The Fund’s Audit Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the independent registered public accounting firm to the Fund, and all non-audit services to be provided by the independent registered public accounting firm to the Fund’s Adviser and service providers controlling, controlled by, or under common control with the Fund’s Adviser (“affiliates”) that provide ongoing services to the Fund (a “Covered Services Provider”), if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairman of the Audit Committee, and the Chairman must report his decision(s) to the Audit Committee at its next regularly scheduled meeting after the Chairman’s pre-approval of such services. The Audit Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Audit Committee’s pre-approval responsibilities to other persons (other than the Adviser or the Fund’s officers). Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser, and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent registered public accounting firm during the year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or the Chairman prior to the completion of the audit. All of the audit, audit related, and tax services described above for which PricewaterhouseCoopers and Tait Weller billed the Fund fees for the fiscal years ended December 31, 2021 and December 31, 2022, were pre-approved by the Audit Committee. All other fees for the fiscal year ended December 31, 2021, reflected in the table above are for review of the registration statement.

For the fiscal years ended December 31, 2021 and 2022, PricewaterhouseCoopers and Tait Weller has represented to the Fund that it did not provide any non-audit services (or bill any fees for such services) to the Adviser or any Covered Services Provider.

The Audit Committee was not required to consider whether the provision of non-audit services that were rendered to the Adviser or Covered Service Providers that were not pre-approved was compatible with maintaining Tait Weller’s independence.

The Investment Adviser and Administrator

Gabelli Funds, LLC is the Fund’s Adviser and Administrator and its business address is One Corporate Center, Rye, New York 10580-1422.

Delinquent Section 16(a) Reports

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require the Fund’s executive officers and Trustees, executive officers and directors of the Adviser, certain other affiliated persons of the Adviser, and persons who own more than 10% of a registered class of the Fund’s securities to file reports of ownership and changes in ownership with the SEC and the NYSE and to furnish the Fund with copies of all Section 16(a) forms they file. Based solely on the Fund’s review of Forms 3 and 4 and amendments thereto filed electronically with the SEC during the fiscal year ended December 31, 2022, the Fund believes that during that year such persons complied with all such applicable filing requirements, with the exception of Mr. Gabelli who had one late Form 4 filing.

Broker Non-Votes and Abstentions

For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions (or “withheld votes” with respect to the election of Directors) and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but that have not been voted. Accordingly, stockholders are urged to forward their voting instructions promptly.

Because the Fund requires a plurality of votes to elect each nominee for Director, abstentions and broker non-votes, if any, will not be counted as votes cast, but will have no effect on the result of the vote. Abstentions and any broker non-votes, however, will be considered to be present at the Meeting for purposes of determining the existence of a quorum.

17

Brokers holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Proposal 1 before the Meeting. Under the rules of the NYSE, such brokers may, for certain “routine” matters, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received from their customers and clients prior to the date specified in the brokers’ request for voting instructions. Proposal 1 is a “routine” matter and accordingly beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of Proposal 1. A properly executed proxy card or other authorization by a beneficial owner of shares that does not specify how the beneficial owner’s shares should be voted on Proposal 1 may be deemed an instruction to vote such shares in favor of the proposal.

Stockholders of the Fund will be informed of the voting results of the Meeting in the Fund’s Semiannual Report for the three months ended March 31, 2023.

“Householding”

Please note that only one document (i.e., an annual or semiannual report or set of proxy soliciting materials) may be delivered to two or more stockholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of a document, or for instructions regarding how to request a separate copy of these documents or regarding how to request a single copy if multiple copies of these documents are received, stockholders should contact the Fund at the address and phone number set forth above.

Maryland Control Share Acquisition Act

On February 16, 2023, the Fund elected, by resolution unanimously adopted by the Board of Directors of the Fund in accordance with Section 3-702(c)(4) of the MGCL, to be subject to the Maryland Control Share Acquisition Act (the “Control Share Act”), effective immediately. The Control Share Act only applies to acquisitions of Fund shares on or after February 16, 2023.

Under the MGCL, the Control Share Act provides that a holder of control shares of a Maryland corporation acquired in a control share acquisition has no voting rights with respect to those shares except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite shareholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained shareholder approval. A control share acquisition means the acquisition of issued and outstanding control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of shareholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any shareholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, compliance with the 1940 Act. Fair value is

18

determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of shareholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a shareholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other shareholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. In connection with the Fund’s election to be subject to the Control Share Act, the Fund’s Board of Directors amended the Fund’s bylaws to exempt the Fund’s preferred stock from the Control Share Act. This exemption applies to the Fund’s outstanding preferred stock and to any preferred stock it may issue in the future.

The foregoing is only a summary of the material terms of the Control Share Act. Shareholders should consult their own counsel with respect to the application of the Control Share Act to any particular circumstance. Some uncertainty around the general application under the 1940 Act of state control share statutes exists as a result of recent court decisions. Additionally, in some circumstances uncertainty may also exist in how to enforce the control share restrictions contained in state control share statutes against beneficial owners who hold their shares through financial intermediaries.

Recent Change in Fiscal Year End

On February 15, 2023, the Board approved a change in the fiscal year end of the Fund from December 31 to September 30, effective as of September 30, 2023.

OTHER MATTERS TO COME BEFORE THE MEETING

The Directors of the Fund do not intend to present any other business at the Meeting, nor are they aware that any stockholder intends to do so. If, however, any other matters, including adjournments, are properly brought before the Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their discretion.

STOCKHOLDER NOMINATIONS AND PROPOSALS

All proposals by stockholders of the Fund that are intended to be presented pursuant to Rule 14a-8 under the 1934 Act (“Rule 14a-8”) at the Fund’s next Annual Meeting of Stockholders to be held in 2024 (the “2024 Annual Meeting”) must be received by the Fund for consideration for inclusion in the Fund’s 2024 proxy statement and 2023 proxy relating to that meeting no later than December 14, 2024. Rule 14a-8 specifies a number of procedural and eligibility requirements to be satisfied by a stockholder submitting a proposal for inclusion in the Fund’s proxy materials pursuant to Rule 14a-8. Any stockholder contemplating submissions of such a proposal is referred to Rule 14a-8.

The Fund’s Bylaws require stockholders that wish to nominate Directors or make proposals to be voted on at an Annual Meeting of the Fund’s Stockholders (and which are not proposed to be included in the Fund’s proxy materials pursuant to Rule 14a-8) to provide timely notice of the nomination or proposal in writing. To be considered timely for the 2024 Annual Meeting, the stockholder notice (and information summarized below and described fully in the Fund’s Bylaws) must be sent to the Fund’s Secretary, c/o Gabelli Funds, LLC, One Corporate Center, Rye, NY 10580-1422, and must be received by the Secretary no earlier than December 24, 2023 and no later than January 23, 2024; provided, however, that if the 2024 Annual Meeting is to be held on a date that is earlier than April 27, 2024 or later than June 16, 2024, such notice must be so received not later than the close of business on the 10th day following the date on which notice of the date of the annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever occurred first. In no event shall the adjournment or postponement of an annual meeting, or the public announcement of such an adjournment or postponement, commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

In order for a stockholder of record to propose a nominee for Director, such stockholder must furnish written notice setting forth specified information about the nominee and associates of the nominee, the stockholder(s) of record (and if different, each beneficial owner on whose behalf the nomination is being made) and associates of the

19

stockholder(s), as well as an executed certificate by the nominee relating to the nominee’s disclosure of any agreement, arrangement or understanding with any person or entity other than the Fund in connection with service as a Director of the Fund, the nominee’s consent to serve as a Director if elected and the nominee’s satisfaction of the Director qualifications set forth in the Fund’s Bylaws. If requested by the Nominating Committee, the proposing stockholder will need to also submit a completed and signed director’s questionnaire, including a supplement, relating to the nominee’s satisfaction of the qualifications requirements set forth in the Bylaws.

The foregoing description of the procedures for a stockholder of the Fund properly to make a nomination for election to the Board or to propose other business for the Fund is only a summary and is not complete. Copies of the Fund’s Bylaws, including the provisions that concern the requirements for stockholder nominations and proposals, are available on the EDGAR Database on the SEC’s website at www.sec.gov. The Fund will also furnish, without charge, a copy of its Bylaws to a stockholder upon request, which may be requested by writing to the Fund’s Secretary, c/o Gabelli Funds, LLC, One Corporate Center, Rye, NY 10580-1422. Any stockholder of the Fund considering making a nomination or other proposal should carefully review and comply with those provisions of the Fund’s Bylaws.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

STOCKHOLDERS MAY PROVIDE THEIR VOTE BY TELEPHONE OR THE INTERNET BY FOLLOWING THE INSTRUCTIONS ACCOMPANYING THE PROXY CARD, VOTING INSTRUCTION FORM OR SET FORTH IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS.

April 12, 2023

20

(This Page Intentionally Left Blank.)

GCV-PS-2023

GABELLI FUNDS
ONE CORPORATE CENTER
RYE, NY 10580-1334

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V01201-P90378

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND
COMMON STOCKHOLDER

A Election of Directors — The Board of Directors recommends a vote FOR each of the nominees listed.

1. To elect three (3) Directors of the Fund:

Nominees:

01) Vincent D. Enright
02) Anthonie C. van Ekris
03) Salvatore J. Zizza

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

____

B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

V01202-P90378

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Mario J. Gabelli, Peter D. Goldstein and John C. Ball, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Convertible and Income Securities Fund Inc. (the "Fund"), which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be a hybrid meeting being held virtually and at Indian Harbor Yacht Club, 710 Steamboat Road, Greenwich, Connecticut 06830 (Registration link: http://Gabelli.com/CEFAnnualMeeting), on Monday, May 22, 2023 at 8:30 a.m. ET, and at any adjournments thereof (the "Meeting"). The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted **FOR** the election of the nominees as Directors and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

GABELLI FUNDS
ONE CORPORATE CENTER
RYE, NY 10580-1334

SCAN TO VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V01203-P90378

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND
SERIES G PREFERRED STOCKHOLDER

A Election of Directors — The Board of Directors recommends a vote FOR each of the nominees listed.

1. To elect four (4) Directors of the Fund:

Nominees:

01) Anthony S. Colavita
02) Vincent D. Enright
03) Anthonie C. van Ekris
04) Salvatore J. Zizza

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

____

B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX] | Date | Signature [Joint Owners] | Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

▼ **PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

V01204-P90378

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Mario J. Gabelli, Peter D. Goldstein and John C. Ball, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Convertible and Income Securities Fund Inc. (the "Fund"), which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be a hybrid meeting being held virtually and at Indian Harbor Yacht Club, 710 Steamboat Road, Greenwich, Connecticut 06830 (Registration link: http://Gabelli.com/CEFAnnualMeeting), on Monday, May 22, 2023 at 8:30 a.m. ET, and at any adjournments thereof (the "Meeting"). The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted **FOR** the election of the nominees as Directors and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.